SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 2, 2010 (June 2, 2010)

CHEMBIO DIAGNOSTICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-30379	88-0425691
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
3661 Horseblock Road
Medford, NY 11763
(Address of principal executive offices)
631-924-1135
(Registrant’s Telephone Number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

At the Company’s annual stockholder meeting on June 2, 2010, stockholders elected directors of the Company to serve until the next annual meeting of stockholders or until their respective successors are elected and qualified.  Stockholders also ratified the selection of ParenteBeard LLC as the Company’s independent registered certified accountants to audit the Company’s financial statements as of and for the year ending December 31, 2010.  A tabulation of the matters voted on at this annual stockholder meeting is set forth below.

Proposal #1:– Election of Directors	Kathy L. Davis	Dr. Gary Meller	Lawrence A. Siebert
For	19,188,290	19,192,261	19,180,352
Withheld/Against	202,164	198,193	210,102
Abstain	n/a	n/a	n/a
Broker non votes	32,176,738	32,176,738	32,176,738

Proposal	Ratifying ParenteBeard LLC as the Company’s Independent Auditors for the year ending December 31, 2010	Vote to Adjourn Or Postpone the meeting	Vote on Other Business
For	44,643,765	40,478,756	36,518,484
Withheld/Against	3,572,773	3,728,969	11,038,246
Abstain	41,352	4,050,163	701,157
Broker non votes	3,309,302	3,309,304	3,309,305

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  June 2, 2010                                                                                Chembio Diagnostics, Inc.

By:    /s/ Lawrence A. Siebert
Lawrence A. Siebert
Chief Executive Officer